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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 10, 1996




                              Eli Lilly and Company
             (Exact name of registrant as specified in its charter)



        Indiana                     1-6351                      35-0470950
(State or other jurisdic-        (Commission                  (IRS Employer
 tion of incorporation)          File Number)               Identification No.)



  Lilly Corporate Center, Indianapolis, Indiana                   46285
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (317) 276-2000



                                    No Change

          (Former name or former address, if changed since last report)





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Item 7.           Financial Statements and Exhibits.

Exhibit
Number                                      Exhibit

  (1) Form of Underwriting Agreement, dated as of January 5, 1996, among Eli Lilly and Company and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. relating to the issuance and sale by Eli Lilly and Company of $200,000,000 aggregate principal amount of its 6.57% Notes Due 2016 and $300,000,000 aggregate principal amount of its 6.77% Notes Due 2036.

  (4.1) Form of 6.57% Note Due 2016 (Book-Entry) was filed with the Commission as Exhibit 1.1 to registration statement on Form 8-A on January 10, 1996 and is incorporated herein by this reference.

  (4.2) Form of 6.77% Note Due 2036 (Book-Entry) was filed with the Commission as Exhibit 1.2 to registration statement on Form 8-A on January 10, 1996 and is incorporated herein by this reference.

  (24)                     Consent of Ernst & Young LLP.





                                        2





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ELI LILLY AND COMPANY
                                         (Registrant)




                                     By: /s/ Edwin Miller
                                         Edwin W. Miller
                                         Vice President and
                                         Treasurer



Dated:  January 12, 1996.
                                                       3





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                                  Exhibit Index


Exhibit                                     Description
Number                                      of Exhibit                                                         Page

 (1) Form of Underwriting Agreement, dated as of January 5, 1996 among Eli Lilly and Company and Morgan Stanley & Co. Incorporated,
                           Goldman, Sachs & Co., and J.P. Morgan
                           Securities Inc. relating to the issuance and sale by Eli Lilly and Company of $200,000,000 aggregate principal amount of its 6.57% Notes
                           Due 2016 and $300,000,000 aggregate principal amount of its 6.77% Notes Due 2036.

  (4.1) Form of 6.57% Note Due 2016 (Book-Entry) was filed with the Commission as Exhibit 1.1 to registration statement on Form 8-A on January 10, 1996 and is incorporated herein by this reference.

   (4.2) Form of 6.77% Note Due 2036 (Book-Entry) was filed with the Commission as Exhibit 1.2 to registration statement on Form 8-A on January 10, 1996 and is incorporated herein by this reference.

    (24)                   Consent of Ernst & Young LLP.


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